Exhibit 10.1

MANAGING BROKER-DEALER AGREEMENT

This Managing Broker-Dealer Agreement (this “Agreement”) is entered into by and among CF NET LEASE PORTFOLIO IV DST, a Delaware statutory trust (the “Issuer”), CANTOR FITZGERALD INCOME TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (in such capacity, the “Depositor”), CANTOR FITZGERALD & CO., a New York general partnership (the “Managing Broker-Dealer”), and, solely with respect to Section 6.6, CANTOR FITZGERALD INCOME TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (in such capacity, the “Operating Partnership”), and CANTOR FITZGERALD INCOME TRUST, INC., a Maryland corporation (“CF Income Trust”), effective November 23, 2021 (the “Effective Date”) regarding the offering and sale by the Issuer of up to $21,620,000 in beneficial interests (the “Securities”) in the Issuer (the “Offering”). Capitalized terms used herein and not otherwise defined herein shall have the same meaning as set forth in the Confidential Private Placement Memorandum for Beneficial Interests in CF Net Lease Portfolio IV DST dated November 23, 2021 (as supplemented or amended, the “Memorandum”).

1. Appointment of the Managing Broker-Dealer.

1.1 On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Managing Broker-Dealer is hereby appointed and agrees that it shall solicit, or cause to be solicited, purchasers for the Securities on a commercially reasonable “best efforts” basis, at the price to be paid and otherwise upon the other terms and conditions set forth in the Memorandum and the Purchase Agreement (as defined below). The solicitation of purchasers of Securities shall be conducted pursuant to a private, limited offering exempt from registration pursuant to: (i) Rule 506(b) of Regulation D (“Rule 506”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) applicable state blue sky exemptions. The Managing Broker-Dealer is authorized to enlist other members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) acceptable to the Issuer (the “Selling Group Members”) to sell the Securities. The Managing Broker-Dealer is authorized to subcontract some or all of its obligations set forth in this Agreement in its sole discretion.

1.2 It is understood that no sale of the Securities shall be regarded as effective unless and until accepted by the Issuer. The Issuer reserves the right in its sole discretion to accept or reject any purchase agreement for the Securities (the “Purchase Agreement”) in whole or in part for a period of 30 days after receipt of the Purchase Agreement. Any proposed purchase of the Securities not accepted within 30 days of receipt shall be deemed rejected. The Securities will be offered during a period (the “Offering Period”) commencing on the date of the Memorandum and continuing until the earlier of October 31, 2022 (which date is subject to extension by the sponsor of the Offering), or the date on which all $21,620,000 of the Securities have been sold (the “Offering Termination Date”).

1.3 Subject to the performance by the Issuer of all the obligations to be performed hereunder and to the completeness and accuracy of all the Issuer’s representations and warranties contained herein, the Managing Broker-Dealer hereby accepts such agency and agrees on the terms and conditions herein set forth to use its commercially reasonable best efforts during the Offering Period to find qualified investors (the “Investors”) for the Securities.

2. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Managing Broker-Dealer that:

2.1 The Issuer has been duly organized and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, has all requisite power and authority to enter into this Agreement and has all requisite power and authority to conduct its business as described in the Memorandum.

2.2 No defaults exist in the due performance or observance of any material obligation, term, covenant or condition of any agreement or instrument to which the Issuer is a party or by which it is bound.

2.3 Subject to Section 3.3, each of the Memorandum and the Approved Sales Literature (as defined below), when used in connection with the Memorandum, does not include nor will it include, through the Offering Termination Date, any untrue statement of a material fact nor does it or will it omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

2.4 No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Issuer of this Agreement or the issuance and sale by the Issuer of the Securities, except such as may be required under the Securities Act or applicable state securities laws.

2.5 At the time of the issuance of the Securities, the Securities will have been duly authorized and validly issued, and upon payment therefor, will be fully paid and nonassessable and will conform to the description thereof contained in the Memorandum. The issuance, sale and delivery of the Securities is not subject to any preemptive rights. The Securities conform in all material respects to the description thereof contained in the Memorandum.

2.6 As of the Effective Date and at the time of any sale of the Securities (collectively, the “Applicable Date”), that none of the Issuer, its trustees (other than the required Delaware administrative trustee), executive officers, directors, general partners, managing members or officers participating in the Offering or persons who own 20% or more of the Issuer:

2.6.1 Has been convicted, within 10 years of any Applicable Date of any felony or misdemeanor that was:

(a) In connection with the purchase or sale of any security;

(b) Involving the making of any false filing with the Securities and Exchange Commission (the “SEC”); or

(c) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

2.6.2 Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before any Applicable Date, that, as of such Applicable Date, restrains or enjoins such person from engaging or continuing in any conduct or practice:

(a) In connection with the purchase or sale of any security;

(b) Involving the making of any false filing with the SEC; or

(c) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

2.6.3 Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission or the National Credit Union Administration that:

(a) As of any Applicable Date, bars the person from:

(1) Association with an entity regulated by such commission, authority, agency or officer;

(2) Engaging in the business of securities, insurance or banking; or

(3) Engaging in savings association or credit union activities; or

(b) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within 10 years before any Applicable Date.

2.6.4 Is subject to an order of the SEC pursuant to sections 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) that, as of any Applicable Date:

(a) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment advisor;

(b) Places limitations on the activities, functions or operations of such person; or

(c) Bars such person from being associated with any entity or from participating in the offering of any penny stock.

2.6.5 Is subject to any order of the SEC entered within five years before any Applicable Date, that, as of such Applicable Date, orders the person to cease and desist from committing or causing a violation or future violation of:

(a) Any scienter-based anti-fraud provisions of the federal securities laws including, without limitation, section 17(a)(1) of the Securities Act, section 10(b) of the Exchange Act and 17 CFR 240.10b-5, section 15(c)(1) of the Exchange Act and section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(b) Section 5 of the Securities Act.

2.6.6 Is suspended or expelled from membership in, or suspended or barred from association with, a member of a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

2.6.7 Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five years of any Applicable Date, was the subject of a refusal order, stop order or order suspending the Regulation A exemption or, is, as of any Applicable Date, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

2.6.8 Is subject to a United States Postal Service false representation order entered within five years before any Applicable Date, or is, as of any Applicable Date, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

2.6.9 Subject to the performance of the Issuer’s obligations hereunder, the holders of the Securities will have the rights described in the Memorandum.

2.6.10 The Issuer agrees to immediately notify the Managing Broker-Dealer if there is a violation or potential violation of the representations set forth in this Section 2.6 during the Offering Period.

2.7 This Agreement has been duly and validly authorized, executed and delivered by the Issuer and constitutes the valid agreement of the Issuer, enforceable in accordance with its terms, subject to applicable bankruptcy and similar laws and principals of equity. The execution and delivery of this Agreement, the consummation of the transactions contemplated and the compliance with the terms hereof by the Issuer do not and will not conflict with or constitute a default under (i) the organizational documents of the Issuer, (ii) any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Issuer is a party as of the Effective Date, or (iii) any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Issuer except, in the case of clauses (ii) and (iii) only, for such conflicts or defaults that could not reasonably be expected to have, individually or in the aggregate, a material adverse effect.

2.8 There are no actions or proceedings against, or investigations of, the Issuer, pending or, to the knowledge of the Issuer, threatened, before any court, arbitrator, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement, (iii) that might materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, this Agreement, or the Securities or (iv) seeking to affect adversely the federal income tax attributes of the Securities except as described in the Memorandum.

2.9 Except as otherwise stated, the representations and warranties made in this Section 2 are made as of the date hereof and shall be continuing representations and warranties throughout the Offering Period. In the event that any of these representations or warranties becomes untrue or is incorrect, the Issuer will immediately notify the Managing Broker-Dealer in writing of the fact which makes the representation or warranty untrue or incorrect.

3. Covenants of the Issuer. The Issuer agrees that:

3.1 The Issuer will deliver to the Managing Broker-Dealer such numbers of copies of the Memorandum and any amendment or supplement thereto, with all appendices thereto, as the Managing Broker-Dealer may reasonably request in connection with the Offering. Any sales literature or other materials, regardless of how labeled or described, used in addition to the Memorandum in connection with the Offering shall be approved by the Issuer prior to first use (collectively, the “Approved Sales Literature”). The Issuer also will deliver to the Managing Broker-Dealer such number of copies of any Approved Sales Literature as the Managing Broker-Dealer may reasonably request in connection with the Offering. In the event that the Issuer provides any copies of the Memorandum to any party, the Issuer shall promptly provide to the Managing Broker-Dealer the number identifying the copy of the Memorandum provided to such party.

3.2 The Issuer will comply with all requirements imposed upon it by the rules and regulations of the SEC, and by all applicable state securities laws and regulations, to permit the continuance of offers and sales of the Securities, in accordance with the provisions of this Agreement and in the Memorandum or any Approved Sales Literature and will amend or supplement the Memorandum or the Approved Sales Literature, as the case may be, in order to make the Memorandum or the Approved Sales Literature comply with the requirements of federal and applicable state securities laws and regulations. The Issuer shall provide from time to time upon request of the Managing Broker-Dealer certificates of its compliance with the requirements of this Agreement and applicable law.

3.3 If at any time any event occurs as a result of which the Memorandum or any Approved Sales Literature would include an untrue statement of a material fact or, in view of the circumstances under which it was made, omit to state any material fact necessary to make the statements therein not misleading, the Issuer will notify the Managing Broker-Dealer promptly upon becoming aware thereof, effect the preparation of an amendment or supplement to the Memorandum or Approved Sales Literature which will correct such statement or omission, and deliver to the Managing Broker-Dealer as many copies of such amendment or supplement to the Memorandum or Approved Sales Literature as the Managing Broker-Dealer may reasonably request.

3.4 The Issuer will apply the net proceeds from the Offering received by it in the manner set forth in the Memorandum.

3.5 The Issuer will comply with all requirements imposed upon it by Rule 506, the regulations thereunder, and applicable state securities laws, including timely filing a Form D with the SEC and state securities regulators when required. Upon request, the Issuer will furnish to the Managing Broker-Dealer a copy of such papers filed by the Issuer in connection with any such exemption.

3.6 The Issuer will furnish the holders of the Securities with the reports described in the Memorandum under “REPORTS AND ADDITIONAL INFORMATION,” and will deliver to the Managing Broker-Dealer a copy of each such report at the time that such reports are furnished to the holders of the Securities, and such other information concerning the Issuer, as may reasonably be requested.

4. Duties and Obligations of the Managing Broker-Dealer.

4.1 The Managing Broker-Dealer will serve in a commercially reasonable “best efforts” capacity in the offering, sale and distribution of the Securities. The Managing Broker-Dealer may offer the Securities as an agent, but all sales shall be made by the Issuer, acting through the Managing Broker-Dealer as an agent, and not by the Managing Broker-Dealer as a principal. The Managing Broker-Dealer may appoint Selling Group Members acceptable to the Issuer and may subcontract some or all of its obligations under this Agreement in its sole discretion to one or more Selling Group Members; provided that, any such Selling Group Members must satisfy the requirements applicable to such Selling Group Members as set forth in the Soliciting Dealer Agreement approved by the Issuer. In addition, it is acknowledged that the Issuer may enter into selling agreements with non-commissioned registered investment advisors and the Managing Broker-Dealer may, in its sole discretion, contract with other Selling Group Members to assist the Issuer and the registered investment advisors in completing any sales through the registered investment advisor. It is acknowledged that the Managing Broker-Dealer may or may not perform this service directly, but, if it does elect to proceed in its sole discretion, it may assign its rights and obligations to perform this service to a third party. Notwithstanding anything herein to the contrary, the Managing Broker-Dealer shall have no obligation under this Agreement to purchase any of the Securities for its own account.

4.2 The Managing Broker-Dealer shall require each Selling Group Member, when offering the Securities to any person, to have reasonable grounds to believe (based on such information as the investment objectives, other investments, financial situation and needs of the person or any other information known by such Selling Group Member after due inquiry, which due inquiry may take into account representations provided to the Selling Group Member) that such person meets the “accredited investor” standards that are set forth in the Rule 501(a) under the Securities Act. The Managing Broker-Dealer or the Issuer may reject any prospective Investor in its sole discretion on the basis of information provided in response to such forms, questionnaires or instruments if such rejection is prior to acceptance of such Investor’s Purchase Agreement by the Issuer.

4.3 The Managing Broker-Dealer shall require that before an Investor executes a Purchase Agreement, that such Investor’s Selling Group Member will inform the prospective Investor of all pertinent facts relating to the liquidity and marketability of the Securities during the term of the investment as set forth in the Memorandum. The Managing Broker-Dealer shall require that in connection with each Selling Group Member’s recommendation to a prospective Investor regarding the purchase, sale or exchange of the Securities, such Selling Group Member shall have reasonable grounds to believe, on the basis of information obtained from the prospective Investor about his, her or its investment objectives, other investments, financial situation and needs, and any other information known by such Selling Group Member, that:

4.3.1 The Investor meets the investor suitability requirements set forth in the Memorandum;

4.3.2 The Investor is or will be in a financial position appropriate to enable him, her or it to realize the benefits described in the Memorandum;

4.3.3 The Investor has a fair market net worth sufficient to sustain the risks inherent in the investment, including a total loss of investment and lack of liquidity; and

4.3.4 The investment is otherwise suitable for the Investor.

4.4 Except as otherwise directed by the Issuer, the Managing Broker-Dealer will require each Selling Group Member to cause each prospective Investor desiring to purchase Securities through such Selling Group Member to complete and execute the Purchase Agreement, and any other forms provided in any supplement or amendment to the Memorandum, each in the form attached as an exhibit to the Memorandum or otherwise provided by the Issuer, and to deliver such documents to the Issuer.

4.5 The Managing Broker-Dealer shall not execute any transaction in which an Investor invests in the Securities in a discretionary account without prior written approval of the transaction by the Investor.

4.6 The Managing Broker-Dealer will comply in all material respects with the subscription procedures and plan of distribution set forth in the Memorandum.

4.7 In the event the Managing Broker-Dealer receives any customer funds for the Securities, the Managing Broker-Dealer will transmit such customer funds, not later than noon of the next business day following receipt of such funds for the Securities to UMB Bank, N.A., or such other escrow bank as determined by the Issuer (the “Escrow Bank”), pursuant to that certain Escrow Agreement among the Issuer, the Managing Broker-Dealer and the Escrow Bank.

4.8 The Managing Broker-Dealer shall complete all steps reasonably necessary to permit the Managing Broker-Dealer to perform its obligations under this Agreement pursuant to exemptions available under applicable federal law and applicable state laws. The Managing Broker-Dealer shall conduct, if applicable, all of its solicitation and sales efforts that are imposed on it in conformity with Rule 506 (including the limitation on general solicitation), and exemptions available under applicable state law.

4.9 The Managing Broker-Dealer shall notify the Issuer of Purchase Agreements it receives within five business days of receipt so that the Issuer may make any required federal or state law filings.

4.10 The Managing Broker-Dealer will furnish to the Issuer upon request a complete list of all persons who have been offered the Securities (including the corresponding number of the Memorandum delivered to such persons) and such persons’ places of residence, as provided by the Selling Group Members. The Issuer may only request such a list once a month during the term of this Agreement.

4.11 The Managing Broker-Dealer shall require each Selling Group Member to immediately bring to the attention of the Managing Broker-Dealer any circumstance or fact which causes the Selling Group Member to believe the Memorandum or any Approved Sales Literature or any information supplied by prospective Investors in their subscription materials, may be inaccurate or misleading and the Managing Broker-Dealer shall immediately notify the Issuer of any such information furnished to it by any Selling Group Member.

4.12 Subject to Section 9.1, the Managing Broker-Dealer will terminate the Offering upon request of the Issuer at any time and will resume the Offering upon subsequent request of the Issuer.

4.13 The Managing Broker-Dealer shall enter into a Soliciting Dealer Agreement in the form attached hereto as Exhibit A with each Selling Group Member, and shall not modify, amend or supplement the terms of the Soliciting Dealer Agreement without the prior written consent of the Issuer.

4.14 The Managing Broker-Dealer will:

4.14.1 maintain, written policies and procedures covering the use of electronic offering documents;

4.14.2 store the electronic offering documents in a non-rewriteable and non-erasable format;

4.14.3 comply with any additional requirements imposed on the Issuer as set forth in Section 3.2, to the extent within its control;

4.14.4 cause the Selling Group Members to comply with Section 2.26 of the Soliciting Dealer Agreement and

4.14.5 take prompt action in the event of a security breach to (i) identify and locate the breach, (ii) secure the affected information, (iii) suspend the use of the particular device or technology that has been compromised until information security has been restored and (iv) provide notice of the security breach to any Investor whose confidential personal information has been improperly accessed in connection with the security breach. Compliance with this item after the discovery of a security breach or any other breach of personal information shall not substitute or in any way affect other requirements or obligations, including notification, imposed on the Managing Broker-Dealer pursuant to applicable laws, regulations, or standards.

5. Representations and Warranties of the Managing Broker-Dealer. The Managing Broker-Dealer represents and warrants that:

5.1 The Managing Broker-Dealer is a duly organized New York general partnership in good standing and has all requisite power and authority to enter into this Agreement.

5.2 This Agreement, when executed by the Managing Broker-Dealer, will have been duly authorized and will be a valid and binding agreement of the Managing Broker-Dealer, enforceable in accordance with its terms.

5.3 The consummation of the transactions contemplated herein and those contemplated by the Memorandum will not result in a material breach or material violation of any order, rule or regulation directed to the Managing Broker-Dealer by any court, FINRA or any federal or state regulatory body or administrative agency having jurisdiction over the Managing Broker-Dealer or its affiliates.

5.4 The Managing Broker-Dealer is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a member in good standing with FINRA, and a broker or dealer duly registered as a broker-dealer in any state where offers are made by the Managing Broker-Dealer as required for the Offering. The Managing Broker-Dealer will comply with all applicable laws, regulations, requirements and rules of the Securities Act, the Exchange Act, applicable state law and FINRA with respect to the Offering. The Managing Broker-Dealer has all required licenses and permits required to engage in the activities required in this Agreement.

5.5 Any independent contractors and registered representatives acting on behalf of the Managing Broker-Dealer have the appropriate securities registrations and licenses to offer and solicit purchasers for the Securities. The Managing Broker-Dealer will provide to the Issuer an updated list of registered representatives approved to offer and solicit purchasers for the Securities upon request.

5.6 The Managing Broker-Dealer has reasonable grounds to believe, based on information made available to it by the Issuer, that all material facts are adequately and accurately disclosed in the Memorandum and provide an adequate basis for evaluating an investment in the Securities.

5.7 This Agreement, or any supplement or amendment hereto, may be filed by the Issuer with the SEC or FINRA, if such filing should be required, and may be filed with, and may be subject to the approval of any applicable federal and applicable state securities regulatory agencies, if required.

5.8 No agreement will be made by the Managing Broker-Dealer with any person permitting the resale, repurchase or distribution of the Securities purchased by such person that could cause a violation of the Rule 506 exemption being relied upon by the Issuer.

5.9 The Managing Broker-Dealer’s acceptance of this Agreement constitutes a representation to the Issuer that the Managing Broker-Dealer has established and implemented anti-money-laundering compliance programs, in accordance with FINRA Rule 3310 and Section 352 of the Money Laundering Abatement Act and Section 326 of the Patriot Act of 2001.

5.10 In connection with the Offering, the Managing Broker-Dealer and its registered representatives, agents and employees shall not, and shall cause or direct each Selling Group Member and its registered representatives, agents and employees to not (a) use or distribute any information other than the Memorandum and Approved Sales Literature, or (b) make any representations to Investors other than those contained in the Memorandum.

5.11 As of any Applicable Date, that none of the Managing Broker-Dealer, its executive officers, directors, general partners, managing members or officers participating in the Offering or any person receiving a commission with respect to the Offering:

5.11.1 Has been convicted, within 10 years of any Applicable Date of any felony or misdemeanor that was:

(a) In connection with the purchase or sale of any security;

(b) Involving the making of any false filing with the SEC; or

(c) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

5.11.2 Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before any Applicable Date, that, as of such Applicable Date, restrains or enjoins such person from engaging or continuing in any conduct or practice:

(a) In connection with the purchase or sale of any security;

(b) Involving the making of any false filing with the SEC; or

(c) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

5.11.3 Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission or the National Credit Union Administration that:

(a) As of any Applicable Date, bars the person from:

(1) Association with an entity regulated by such commission, authority, agency or officer;

(2) Engaging in the business of securities, insurance or banking; or

(3) Engaging in savings association or credit union activities; or

(b) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within 10 years before any Applicable Date.

5.11.4 Is subject to an order of the SEC pursuant to sections 15(b) or 15B(c) of the Exchange Act or section 203(e) or (f) of the Investment Advisers Act that, as of any Applicable Date:

(a) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment advisor;

(b) Places limitations on the activities, functions or operations of such person; or

(c) Bars such person from being associated with any entity or from participating in the offering of any penny stock.

5.11.5 Is subject to any order of the SEC entered within five years before any Applicable Date, that, as of such Applicable Date, orders the person to cease and desist from committing or causing a violation or future violation of:

(a) Any scienter-based anti-fraud provisions of the federal securities laws including, without limitation, section 17(a)(1) of the Securities Act, section 10(b) of the Exchange Act and 17 CFR 240.10b-5, section 15(c)(1) of the Exchange Act and section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(b) Section 5 of the Securities Act.

5.11.6 Is suspended or expelled from membership in, or suspended or barred from association with, a member of a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

5.11.7 Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five years of any Applicable Date, was the subject of a refusal order, stop order or order suspending the Regulation A exemption or, is, as of any Applicable Date, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

5.11.8 Is subject to a United States Postal Service false representation order entered within five years before any Applicable Date, or is, as of any Applicable Date, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

5.11.9 The Managing Broker-Dealer agrees to immediately notify the Issuer if there is a violation or potential violation of the representations set forth in this Section 5.11 during the Offering Period.

5.12 [Intentionally Omitted].

5.13 The representations and warranties made in this Section 5 are and shall be continuing representations and warranties throughout the Offering Period. In the event that any of these representations or warranties becomes untrue during the Offering Period, the Managing Broker-Dealer will promptly notify the Issuer in writing of the fact which makes the representation or warranty untrue.

6. Compensation. Subject to Section 7, as compensation for services rendered by the Managing Broker-Dealer under this Agreement, the Managing Broker-Dealer will be entitled to receive from the Issuer, as appropriate:

6.1 A selling commission of up to 5.0% of the total purchase price of the Securities sold (the “Total Sales”) by Selling Group Members, which it will re-allow to the Selling Group Members; provided, however, that this amount will be reduced to the extent a lower commission rate is negotiated with a Selling Group Member and the commission rate will be the lower agreed upon rate.

6.2 A managing broker-dealer fee of up to 1.5% of the Total Sales, a portion of which may be re-allowed to the Selling Group Members in the sole discretion of the Managing Broker-Dealer and a portion of which may be used to pay certain wholesalers, some of which may be internal to the Managing Broker-Dealer and its affiliates.

6.3 Subject to Section 5.12, the Managing Broker-Dealer may also sell the Securities as a Selling Group Member, thereby becoming entitled to selling commissions.

6.4 The Issuer will pay the Managing Broker-Dealer for sales of the Securities an amount up to 1.0% of the Total Sales as a non-accountable marketing and due diligence allowance which the Managing Broker-Dealer will re-allow, in whole or in part, to the Selling Group Members.

6.5 Notwithstanding the foregoing provisions of this Section 6, the Issuer reserves the right, in its sole discretion, to refuse to accept any or all Purchase Agreements tendered by the Managing Broker-Dealer and/or to terminate the Offering at any time before the Offering Termination Date.

6.6 This Section 6.6 applies to the option, set forth in Article XI of the Trust Agreement of the Issuer (the “Trust Agreement”), held by the Operating Partnership to acquire the Securities from Investors (such option the “Fair Market Value Option”):

6.6.1 If the Fair Market Value Option is exercised then, subject to the terms and conditions of the Trust Agreement (including with respect to the cash exercise option), units in the Operating Partnership (“OP Units”) denominated as Class T units (“Class T OP Units”) will be exchanged for the Securities unless the Selling Group Member, with the consent of the applicable Investor, and, subject to meeting the eligibility criteria with respect to the corresponding class of shares of common stock of CF Income Trust as set forth in the prospectus of CF Income Trust, notifies the Operating Partnership that an alternative available class of OP Units in the Operating Partnership is requested in lieu of Class T OP Units within 30 business days of the date on which the Operating Partnership exercises the Fair Market Value Option. A form of any such election notice shall be provided by the Operating Partnership to the Managing Broker-Dealer and the Selling Group Members prior to or concurrently with the notice of the exercise of the Fair Market Value Option. Such alternative available classes of OP Units shall include OP Units denominated as Class S units (“Class S OP Units”), Class D units (“Class D OP Units”) and Class I units (“Class I OP Units”).

6.6.2 With respect to the OP Units issued to Investors pursuant to the Fair Market Value Option, a distribution fee (the “Distribution Fee”) will be paid by the Operating Partnership to the Managing Broker-Dealer, equal to: (a) 0.85% per annum of the applicable net asset value (the “NAV”) per Class T OP Unit and Class S OP Unit and (b) 0.25% per annum of the NAV per Class D OP Unit, some or all of which may be re-allowed to Selling Group Members. No Distribution Fee will be payable with respect to any OP Units that convert to, or are classified, as Class I OP Units.

6.6.3 Investors who obtain OP Units have certain rights to redeem such OP Units for common stock of CF Income Trust of a class that corresponds to such class of OP Units held by such Investor pursuant to the terms set forth in the Amended and Restated Limited Partnership Agreement of the Operating Partnership dated August 10, 2020, as amended on May 11, 2021 (the “Operating Partnership Agreement”). Unless otherwise agreed to by CF Income Trust and the Managing Broker-Dealer and subject to Section 6.6.4 below, the Distribution Fee described in Section 6.6.2 applicable to the Class T OP Units (or such other class of OP Units held by an Investor) will continue to apply with respect to the Class T shares of common stock of CF Income Trust (or such other class of common stock held by an Investor).

6.6.4 The Managing Broker-Dealer acknowledges and agrees that: (a) Class T OP Units, Class S OP Units and Class D OP Units shall, as further described in the Operating Partnership Agreement, automatically convert to Class I OP Units at the end of the month in which CF Income Trust determines that total Distribution Fees paid with respect to such Class T OP Units, Class S OP Units or Class D OP Units held by the Investor within his, her, or its account would exceed, in the aggregate, 8.75% of the initial NAV of the Class T OP Units, Class S OP Units or Class D OP Units held in such Investor’s account and (b) no Distribution Fee shall be payable with respect to Class I OP Units, including without limitation Class I OP Units that were received in a conversion transaction from the other classes of OP Units. The Managing Broker-Dealer further acknowledges and agrees that: (i) shares of CF Income Trust’s common stock designated as Class T shares, Class S shares and Class D shares shall, as described in the charter of CF Income Trust, convert to Class I shares of CF Income Trust’s common stock under certain circumstances, including at the end of the month in which CF Income Trust’s transfer agent in conjunction with the Managing Broker-Dealer determines that the total selling commissions, dealer manager fees and Distribution Fees paid with respect to such Class T shares, Class S shares or Class D shares, as applicable, held by a stockholder within his, her, or its particular account equals 8.75% of the gross proceeds from the sale of such Class T shares, Class S shares or Class D shares, and (ii) no Distribution Fee shall be payable with respect to any such Class I shares. For purposes of the calculations in the immediately preceding sentence, any Distribution Fees paid with respect to the OP Units prior to their redemption by the Investor into shares of CF Income Trust’s common stock shall count towards the 8.75% limitation and the gross proceeds amount shall be equal to the applicable NAV of such shares of common stock held in the account at the time of the exercise of the Fair Market Value Option.

6.6.5 The Managing Broker-Dealer may reallow a portion of the Distribution Fee to Selling Group Members as marketing fees or to defray other distribution-related expenses. Such reallowance, if any, shall be determined by the Managing Broker-Dealer in its sole discretion based on factors including, but not limited to, the level of services that each such broker-dealer performs, including ministerial, record-keeping, sub-accounting, stockholder services and other administrative services. The Managing Broker-Dealer reallowance of Distribution Fees to Selling Group Members shall be described in Schedule 1 to the Soliciting Dealer Agreement with respect to a particular Selling Group Member. Notwithstanding the foregoing, if the Managing Broker-Dealer is notified that the Selling Group Member who sold the Securities that converted into Class T OP Units, Class S OP Units or Class D OP Units pursuant to the Fair Market Value Option, is no longer the broker-dealer of record with respect to such Class T OP Units, Class S OP Units or Class D OP Units or the corresponding class of shares of common stock issuable pursuant to the Operating Partnership Agreement, then such Selling Group Member’s entitlement to the Distribution Fees related to such OP Units or shares of common stock shall cease, and such Selling Group Member shall not receive the Distribution Fee for any portion of the month in which such Selling Group Member is not the broker-dealer of record on the last day of the month; provided, however, if the change in the broker-dealer of record with respect to such OP Units or shares of common stock is made in connection with a change in the registration of record for such OP Units or shares of common stock on the Operating Partnership’s or CF Income Trust’s, as applicable, books and records (including, but not limited to, a re-registration due to a sale or a transfer or a change in the form of ownership of the account), then such Selling Group Member shall be entitled to a pro rata portion of the Distribution Fees related to such OP Units or shares of common stock, respectively, for the portion of the month for which such Selling Group Member was the broker-dealer of record. Thereafter, such Distribution Fees may be reallowed by the Managing Broker-Dealer in its sole discretion to the then-current broker-dealer of record of the OP units or shares of common stock if any such broker-dealer of record has been designated (the “Servicing Broker-Dealer”); provided, that, such reallowance shall only be paid to the extent such Servicing Broker-Dealer has entered into a Selected Dealer Agreement or similar agreement with the Managing Broker-Dealer (the “Servicing Agreement”) and such Selected Dealer Agreement or Servicing Agreement with the Servicing Broker-Dealer provides for such reallowance.

7. Conditions to Payment of Commissions, Allowances and Expense Reimbursements.

7.1 No selling commissions, allowances, expense reimbursements or other compensation will be payable with respect to any Purchase Agreements that are rejected by the Issuer, or if the Issuer terminates the Offering for any reason whatsoever; provided, that the Managing Broker-Dealer is paid all compensation for sales made prior to such termination. No selling commissions, allowances, expense reimbursements or other compensation will be payable to the Managing Broker-Dealer with respect to any sale of the Securities by the Managing Broker-Dealer unless and until such time as the Issuer has received the total proceeds of any such sale from the Escrow Bank. The compensation specified in Section 6 for the sale of any Securities shall be payable in cash, as specified in Section 6, no later than five days after the Issuer has received the proceeds of sales of the Securities from the Escrow Bank.

7.2 Except as provided in Section 16, all other expenses incurred by the Managing Broker-Dealer in the performance of the Managing Broker-Dealer’s obligations hereunder, including, but not limited to, expenses related to the Offering of the Securities and any attorneys’ fees, shall be at the Managing Broker-Dealer’s sole cost and expense, and the foregoing shall apply notwithstanding the fact that the Offering is not consummated for any reason.

8. Offering. The Offering of the Securities shall be at the offering price and upon the terms and conditions set forth in the Memorandum and the exhibits and appendices thereto and any amendments or supplements thereto.

9. Indemnification by the Depositor.

9.1 Subject to the conditions set forth below, the Depositor, which has formed the Issuer, with respect to the Offering, agrees to indemnify, defend and hold harmless the Managing Broker-Dealer and the Selling Group Members, and their respective owners, managers, members, partners, directors, officers, employees, agents, attorneys and accountants (the “Selling Parties”) against any and all loss, liability, claim, damage and expense whatsoever, but limited to actual losses and specifically excluding lost profits and consequential damages (“Loss”) arising out of or based upon:

9.1.1 Any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (as from time to time amended and supplemented), the Approved Sales Literature or in any application or other document filed in any jurisdiction in order to qualify the Securities under or exempt the Offering of the Securities from the registration or qualification requirements of the securities laws thereof;

9.1.2 The omission or alleged omission from the Memorandum (as from time to time amended and supplemented) of a material fact required to be stated therein or necessary to make the statements therein not misleading;

9.1.3 The failure of the Issuer as a result of its acts or omissions to comply with any of the applicable provisions of the Securities Act, Rule 506 or the regulations thereunder, or any applicable state laws or regulations;

9.1.4 Any verbal or written representations made in connection with the Offering by the Issuer in violation of the Securities Act, or any other applicable federal or state securities laws and regulations; or

9.1.5 The breach or alleged breach by the Issuer of any term, condition, representation, warranty or covenant in this Agreement.

9.2 If any action is brought against any of the Selling Parties in respect of which indemnity may be sought hereunder, the Managing Broker-Dealer or the Selling Group Members, as the case may be, shall promptly notify the Depositor in writing of the institution of such action, and the Depositor shall assume the defense of such action; provided, however, that the failure to notify the Depositor shall not affect the provisions in this Section 9 except to the extent such failure to notify the Depositor has a material and adverse effect on the defense of such claims. The affected Selling Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at the Depositor’s expense and authorized in writing by the Depositor, provided that the Depositor will not be obligated to pay for legal fees and expenses for more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions.

9.3 The Issuer and the Depositor agree to promptly notify the Managing Broker-Dealer of the commencement of any litigation or proceedings against the Issuer, the Depositor or any of their respective managers, members, partners, officers, directors, employees, agents, attorneys, accountants and affiliates in connection with the Offering.

9.4 The indemnity provided to the Managing Broker-Dealer pursuant to this Section 9 shall not apply to the extent that any Loss arises out of or is based upon:

9.4.1 any untrue statement or alleged untrue statement of material fact made by the Managing Broker-Dealer or any agent of the Managing Broker-Dealer, or any omission or alleged omission of a material fact required to be disclosed by the Managing Broker-Dealer or any agent of the Managing Broker-Dealer made in reliance upon and in conformity with written information furnished to the Issuer or the Depositor by the Managing Broker-Dealer specifically for use in the preparation of the Memorandum (or any amendment or supplement thereto) or any sales literature;

9.4.2 the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Managing Broker-Dealer;

9.4.3 the offer or sale by the Managing Broker-Dealer of a Security to a person who fails to meet the standards regarding suitability under any applicable federal, state, or FINRA laws, rules, and regulations; or

9.4.4 the breach by the Managing Broker-Dealer of its representations, warranties or obligations in this Agreement.

9.5 The indemnity provided to the Selling Group Member pursuant to this Section 9 shall not apply to the extent that any Loss arises out of or is based upon:

9.5.1 any untrue statement or alleged untrue statement of material fact made by the Selling Group Member or any agent of the Selling Group Member, or any omission or alleged omission of a material fact required to be disclosed by the Selling Group Member or any agent of the Selling Group Member;

9.5.2 the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Selling Group Member;

9.5.3 the offer or sale by the Selling Group Member of a Security to a person who fails to meet the standards regarding suitability under any applicable federal, state, or FINRA laws, rules, and regulations; or

9.5.4 the breach by the Selling Group Member of its representations, warranties, or obligations under its Soliciting Dealer Agreement with the Managing Broker-Dealer relating to the Offering.

10. Indemnification by the Managing Broker-Dealer.

10.1 Subject to the conditions set forth below, the Managing Broker-Dealer agrees to indemnify, defend and hold harmless the Issuer, the Depositor and the Selling Group Members, and their respective owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accountants (the “ISGM Parties”), against any and all Loss arising out of or based upon:

10.1.1 Any knowing and intentional verbal or written representations made in connection with the Offering by the Managing Broker-Dealer in violation of the Securities Act, or any other applicable federal or state securities laws and regulations;

10.1.2 Any misrepresentation contained in any sales or other materials provided by the Managing Broker-Dealer to the Selling Group Members;

10.1.3 The Managing Broker-Dealer’s failure to comply with any of the applicable provisions of the Securities Act, the Exchange Act, Rule 506, the applicable requirements and rules of FINRA or any applicable state laws or regulations;

10.1.4 The breach or alleged breach by the Managing Broker-Dealer of any material term, condition, representation, warranty or covenant in this Agreement; provided, however, that in each case described in clauses 10.1.1 through 10.1.4, shall not include any violation, non-compliance or breach by a Selling Group Member (or their respective owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accounts); or

10.1.5 Any electronic signatures and/or stamped signatures in any form which have been directly used by or obtained by the Managing Broker-Dealer with respect to this Agreement or in any Soliciting Dealer Agreement related to the Offering.

10.2 If any action is brought against any of the ISGM Parties in respect of which indemnity may be sought hereunder, the Issuer, the Depositor or the Selling Group Members, as the case may be, shall promptly notify the Managing Broker-Dealer in writing of the institution of such action, and the Managing Broker-Dealer shall assume the defense of such action; provided, however, that the failure to notify the Managing Broker-Dealer shall not affect the provisions in this Section 10 except to the extent such failure to notify the Managing Broker-Dealer has a material and adverse effect on the defense of such claims. The affected ISGM Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at the Managing Broker-Dealer’s expense and authorized in writing by the Managing Broker-Dealer, provided that the Managing Broker-Dealer will not be obligated to pay for legal fees and expenses for more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions.

10.3 The Managing Broker-Dealer agrees to promptly notify the Issuer and the Depositor of the commencement of any material litigation or proceedings against the Managing Broker-Dealer or any of its managers, members, partners, officers, directors, employees, agents, attorneys, accountants and affiliates directly related to the Offering if the litigation or proceeding could have an adverse effect on the Offering and only to the extent the Managing Broker-Dealer has actual knowledge of such litigation or proceeding.

10.4 The indemnity provided to the Issuer and the Depositor pursuant to this Section 10 shall not apply to the extent that any Loss arises out of or is based upon:

10.4.1 any untrue statement or alleged untrue statement of material fact made by the Issuer, the Depositor or any agent of the Issuer or the Depositor (other than the Managing Broker-Dealer), or any omission or alleged omission of a material fact required to be disclosed by the Issuer or the Depositor or any agent of the Issuer or the Depositor (other than the Managing Broker-Dealer);

10.4.2 the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Issuer or the Depositor; or

10.4.3 the breach by the Issuer or the Depositor of its representations, warranties or obligations in this Agreement.

10.5 The indemnity provided to the Selling Group Member pursuant to this Section 10 shall not apply to the extent that any Loss arises out of or is based upon:

10.5.1 any untrue statement or alleged untrue statement of material fact made by the Selling Group Member or any agent of the Selling Group Member, or any omission or alleged omission of a material fact required to be disclosed by the Selling Group Member or any agent of the Selling Group Member;

10.5.2 the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Selling Group Member;

10.5.3 the offer or sale by the Selling Group Member of a Security to a person who fails to meet the standards regarding suitability under any applicable federal, state, or FINRA laws, rules and regulations; or

10.5.4 the breach by the Selling Group Member of its representations, warranties or obligations under its Soliciting Dealer Agreement with the Managing Broker-Dealer relating to the Offering.

10.6 Notwithstanding the foregoing, the amount that the Managing Broker-Dealer shall be required to pay to the ISGM Parties in the aggregate pursuant to this Section 10 shall not exceed the aggregate amount of compensation paid to the Managing Broker-Dealer pursuant to Section 6.2 of this Agreement reduced by any payments made or expenses incurred by the Managing Broker-Dealer.

11. Indemnification by the Selling Group Member.

11.1 Subject to the conditions set forth below, each Selling Group Member agrees to indemnify and hold harmless the Issuer, the Depositor and the Managing Broker-Dealer and their respective owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accountants (the “IMBD Parties”), against any and all Loss arising out of or based upon:

11.1.1 Any verbal or written representations made in connection with the Offering by such Selling Group Member, its employees or affiliates in violation of the Securities Act, or any other applicable federal or state securities laws and regulations;

11.1.2 Any use of sales materials or use of unauthorized verbal representations by such Selling Group Member, its employees or affiliates concerning the Offering in violation of the Soliciting Dealer Agreement or otherwise;

11.1.3 Such Selling Group Member’s failure to comply with any of the applicable provisions of the Securities Act, the Exchange Act, Rule 506, the applicable requirements and rules of FINRA or any applicable state laws or regulations;

11.1.4 The breach or alleged breach by such Selling Group Member of any term, condition, representation, warranty or covenant of the Soliciting Dealer Agreement;

11.1.5 The failure by any Investor to comply with the suitability requirements set forth in the section captioned “WHO MAY INVEST” in the Memorandum; or

11.1.6 Any electronic signatures and/or stamped signatures in any form which have been used, obtained or relied upon by the Selling Group Member with respect to this Agreement, the applicable Soliciting Dealer Agreement or any Purchase Agreement.

11.2 If any action is brought against any of the IMBD Parties in respect of which indemnity may be sought hereunder, the Issuer, the Depositor or the Managing Broker-Dealer shall promptly notify the applicable Selling Group Member in writing of the institution of such action, and the Selling Group Member shall assume the defense of such action; provided, however, that the failure to notify the Selling Group Member shall not affect the provisions in this Section 11 except to the extent such failure to notify the Selling Group Member has a material and adverse effect on the defense of such claims. The affected IMBD Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at such Selling Group Member’s expense and authorized in writing by such Selling Group Member, provided that such Selling Group Member will not be obligated to pay for legal fees and expenses for more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions.

11.3 The Selling Group Member agrees to promptly notify the Issuer, the Depositor and the Managing Broker-Dealer of the commencement of any litigation or proceedings against the Selling Group Member or any of the Selling Group Member’s managers, members, partners, officers, directors, employees, agents, attorneys, accountants and affiliates in connection with the Offering.

11.4 The indemnity provided to the Managing Broker-Dealer pursuant to this Section 11 shall not apply to the extent that any Loss arises out of or is based upon any untrue statement or alleged untrue statement of material fact made by the Managing Broker-Dealer or any agent of the Managing Broker-Dealer, or any omission or alleged omission of a material fact required to be disclosed by the Managing Broker-Dealer or any agent of the Managing Broker-Dealer.

11.5 The indemnity provided to the Managing Broker-Dealer pursuant to this Section 11 shall not apply to the extent that any Loss arises out of or is based upon:

11.5.1 any untrue statement or alleged untrue statement of material fact made by the Managing Broker-Dealer or any agent of the Managing Broker-Dealer, or any omission or alleged omission of a material fact required to be disclosed by the Managing Broker-Dealer or any agent of the Managing Broker-Dealer made in reliance upon and in conformity with written information furnished to the Issuer or the Depositor by the Managing Broker-Dealer specifically for use in the preparation of the Memorandum (or any amendment or supplement thereto) or any sales literature;

11.5.2 the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Managing Broker-Dealer;

11.5.3 the offer or sale by the Managing Broker-Dealer of a Security to a person who fails to meet the standards regarding suitability under any applicable federal, state, or FINRA laws, rules, and regulations; or

11.5.4 the breach by the Managing Broker-Dealer of its representations, warranties or obligations in this Agreement.

11.6 The indemnity provided to the Issuer and the Depositor pursuant to this Section 11 shall not apply to the extent that any Loss arises out of or is based upon:

11.6.1 any untrue statement or alleged untrue statement of material fact made by the Issuer or the Depositor or any agent of the Issuer or the Depositor (other than the Managing Broker-Dealer), or any omission or alleged omission of a material fact required to be disclosed by the Issuer or the Depositor or any agent of the Issuer or the Depositor (other than the Managing Broker-Dealer);

11.6.2 the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Issuer or the Depositor; or

11.6.3 the breach by the Issuer or the Depositor of its representations, warranties or obligations in this Agreement.

12. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided pursuant to Sections 9, 10, and 11 is for any reason held to be unavailable from the Depositor, the Managing Broker-Dealer or the Selling Group Members, as the case may be, the Depositor, the Managing Broker-Dealer and the Selling Group Members shall contribute to the aggregate Loss (including any amount paid in settlement of any action, suit, or proceeding or any claims asserted) in such amounts as a court of competent jurisdiction may determine (or in the case of settlement, in such amounts as may be agreed upon by the parties) in such proportion to reflect the relative fault of the Issuer, the Depositor, the Managing Broker-Dealer and the Selling Group Members and their respective owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accountants in connection with the events described in Sections 9, 10 and 11, as the case may be, which resulted in such Loss, as well as any other equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Depositor, the Managing Broker-Dealer and the Selling Group Members and their respective owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys and accountants and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such omission or statement. The parties and any person who controls the Managing Broker-Dealer shall also have rights to contribution under this Section 12. Notwithstanding the foregoing, the amount subject to the contribution by the Managing Broker-Dealer pursuant to this Section 12 and any amounts paid by the Managing Broker-Dealer pursuant to Section 10 shall not exceed the aggregate amount of compensation paid to the Managing Broker-Dealer pursuant to Section 6.2 of this Agreement reduced by any payments made or expenses incurred by the Managing Broker-Dealer.

13. Compliance. All actions, direct or indirect, by the Managing Broker-Dealer and its agents, members, employees and affiliates, shall conform to (i) requirements applicable to broker-dealers under federal and applicable state securities laws, rules and regulations and (ii) applicable requirements and rules of FINRA.

14. Privacy Act. To protect Customer Information (as defined below) and to comply as may be necessary with the requirements of the Gramm-Leach-Bliley Act, the relevant state and federal regulations pursuant thereto and state privacy laws, the parties wish to include the confidentiality and non-disclosure obligations set forth herein.

14.1 “Customer Information” means any information contained on a customer’s application or other form and all nonpublic personal information about a customer that a party receives from the other party. Customer Information shall include, but not be limited to, name, address, telephone number, social security number, health information and personal financial information (which may include consumer account number).

14.2 The parties understand and acknowledge that they may be financial institutions subject to applicable federal and state customer and consumer privacy laws and regulations, including Title V of the Gramm-Leach-Bliley Act (15 U.S.C. 6801, et seq.) and regulations promulgated thereunder (collectively, the “Privacy Laws”), and any Customer Information that one party receives from the other party is received with limitations on its use and disclosure. The parties agree that they are prohibited from using the Customer Information received from the other party other than (i) as required by law, regulation or rule or (ii) to carry out the purposes for which one party discloses Customer Information to the other party pursuant to this Agreement, as permitted under the use in the ordinary course of business exception to the Privacy Laws.

14.3 The parties shall establish and maintain safeguards against the unauthorized access, destruction, loss, or alteration of Customer Information in their control which are no less rigorous than those maintained by a party for its own information of a similar nature. In the event of any improper disclosure of any Customer Information, the party responsible for the disclosure will immediately notify the other party.

14.4 The provisions of this Section 14 shall survive the termination of this Agreement.

15. Representations and Agreements to Survive Sale and Payment. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at and as of the Offering Termination Date, and such representations, warranties and agreements by the Managing Broker-Dealer or the Issuer, including the indemnity agreements contained in Sections 9, 10 and 11 and the contribution agreements contained in Section 12 shall remain operative and in full force and effect regardless of any investigation made by the Managing Broker-Dealer, the Issuer and/or any controlling person, and shall survive the sale of, and payment for, the Securities.

16. Costs of the Offering. Except for the compensation payable to the Managing Broker-Dealer and the allowances and reimbursements described in Section 6, which are the sole obligations of the Issuer or its affiliates, the Managing Broker-Dealer will pay all of its own costs and expenses, including, but not limited to, all expenses necessary for the Managing Broker-Dealer to remain in compliance with any applicable federal, state or FINRA laws, rules or regulations in order to participate in the Offering as a broker-dealer, and the fees and costs of the Managing Broker-Dealer’s counsel. The Issuer agrees to pay all other expenses incident to the performance of its obligations hereunder, including all expenses incident to filings with federal and state regulatory authorities and to the exemption of the Securities under federal and state securities laws, including fees and disbursements of the Issuer’s counsel, and all costs of reproduction and distribution of the Memorandum and any amendment or supplement thereto.

17. Termination. This Agreement is terminable by any party for any reason whatsoever or for no reason at any time upon written notice to the other parties. Such termination shall not affect the indemnification agreements set forth in Sections 9, 10 and 11 or the contribution agreements set forth in Section 12.

18. Governing Law. This Agreement shall be governed by, subject to and construed in accordance with, the laws of the State of New York without regard to conflict of law provisions.

19. Venue. Any action relating to or arising out of this Agreement shall be brought only in a court of competent jurisdiction located in New York, New York.

20. Severability. If any portion of this Agreement shall be held invalid or inoperative, then so far as is reasonable and possible (i) the remainder of this Agreement shall be considered valid and operative and (ii) effect shall be given to the intent manifested by the portion held invalid or inoperative.

21. Counterparts. This Agreement may be executed in 2 or more counterparts, each of which shall be deemed to be an original, and together which shall constitute one and the same instrument.

22. Modification or Amendment. This Agreement may not be modified or amended except by written agreement executed by the parties hereto.

23. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, (i) if sent to the Managing Broker-Dealer, shall be mailed or delivered to Cantor Fitzgerald & Co., 110 East 59th Street, New York, NY 10022, Attention: General Counsel, (ii) if sent to the Issuer, shall be mailed or delivered to CF Net Lease Portfolio IV DST, c/o CF Net Lease Portfolio IV Manager, LLC, 110 East 59th Street, New York, NY 10022, Attention: Chief Financial Officer, (iii) if sent to the Depositor or the Operating Partnership, shall be mailed or delivered to Cantor Fitzgerald Income Trust, Inc., c/o Cantor Fitzgerald Income Trust Operating Partnership, L.P., 110 East 59th Street, New York, NY 10022, Attention: Chief Financial Officer, or (iv) if sent to CF Income Trust, shall be mailed or delivered to Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street, New York, NY 10022, Attention: Chief Financial Officer. The notice shall be deemed to be received on the date of its actual receipt by the party entitled thereto.

24. Parties. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the parties referred to in Sections 9, 10, 11 and 12, their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under, in respect of, or by virtue of, this Agreement or any provision herein contained.

25. Delay. Neither the failure nor any delay on the part of any party to this Agreement to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any subsequent occurrence.

26. Recovery of Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding (and any additional proceeding for the enforcement of a judgment) in addition to any other relief to which it or they may be entitled.

27. Entire Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes any prior understandings or written or oral agreements between them respecting the subject matter hereof.

28. Confirmation. The Issuer agrees to confirm all orders for purchase of Securities that are accepted by the Issuer and provide such confirmation to the Managing Broker-Dealer and the Selling Group Members. To the extent practicable and permitted by law, all such confirmations may be provided electronically.

29. Due Diligence. The Issuer will authorize a collection of information regarding the Offering (the “Due Diligence Information”), which collection the Issuer may amend and supplement from time to time, to be delivered by the Managing Broker-Dealer to the Selling Group Members (or their agents performing due diligence) in connection with their due diligence review of the Offering (collectively, “Additional Information,” and together with the Due Diligence Information, the “Confidential Information”). In the event a Selling Group Member (or its agent performing due diligence) requests access to additional information or otherwise wishes to conduct additional due diligence regarding the Offering, the Issuer or the Depositor and the Managing Broker-Dealer will reasonably cooperate with such Selling Group Member to accommodate such request. All Due Diligence Information received by the Managing Broker-Dealer and/or the Selling Group Members in connection with their due diligence review of the Offering are confidential and shall be maintained as confidential and not disclosed by the Managing Broker-Dealer or the Selling Group Members except to the extent such information is disclosed in the Memorandum to any other person, including without limitation, any sales representatives or potential investors. If the Managing Broker-Dealer or a Selling Group Member is required pursuant to legal process, including without limitation rules or regulations of the SEC, FINRA, or any other governmental or regulatory authority with oversight authority with respect to the Managing Broker-Dealer or such Selling Group Member, to disclose any Confidential Information, unless the Issuer agrees to otherwise, such party will promptly notify the Issuer to permit it to seek a protective order or take other appropriate action. Such Managing Broker-Dealer or Selling Group Member will cooperate in the Issuer’s efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded the Confidential Information. If, in the absence of a protective order, the Managing Broker-Dealer or a Selling Group Member is, in the opinion of counsel, compelled as a matter of law to disclose the Confidential Information, such Managing Broker-Dealer or Selling Group Member may disclose to the person compelling disclosure only that part of the Confidential Information as are required by law to be disclosed, unless the Issuer agrees otherwise.

IN WITNESS WHEREOF, this Managing Broker-Dealer Agreement has been executed as of the Effective Date.

ISSUER:

CF NET LEASE PORTFOLIO IV DST, a Delaware statutory trust

By:	CF Net Lease Portfolio Manager IV, LLC, a Delaware limited liability company, its administrative manager

	By:	/s/ Christopher Milner
Christopher Milner, President

DEPOSITOR:

CANTOR FITZGERALD INCOME TRUST
OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	Cantor Fitzgerald Income Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Christopher Milner
Christopher Milner, President

OPERATING PARTNERSHIP:

CANTOR FITZGERALD INCOME TRUST
OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	Cantor Fitzgerald Income Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Christopher Milner
Christopher Milner, President

CF INCOME TRUST:

CANTOR FITZGERALD INCOME TRUST, INC., a Maryland corporation

By:	/s/ Christopher Milner
Christopher Milner, President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[SIGNATURE PAGE TO CF NET LEASE PORTFOLIO IV DST MANAGING BROKER-DEALER AGREEMENT]

MANAGING BROKER-DEALER:

CANTOR FITZGERALD & CO.,
a New York general partnership

By:	/s/ Mark Kaplan
Name:	Mark Kaplan
Title:	Global Chief Operating Officer

Commission checks to be sent to:

Cantor Fitzgerald & Co.
110 East 59th Street
4th Floor
New York, NY 10022

[SIGNATURE PAGE TO CF NET LEASE PORTFOLIO IV DST MANAGING BROKER-DEALER AGREEMENT]

EXHIBIT A

FORM OF SOLICITING DEALER AGREEMENT

[attached]